2022 FIRST QUARTER Conference Call 888-346-0688 | ID – EastGroup April 27, 2022 11:00 a.m. Eastern Time webcast available at EastGroup.net Supplemental Information 400 W. Parkway Place, Suite 100, Ridgeland, MS 39157 | TEL: 601-354-3555 | FAX: 601-352-1441 | EastGroup.net March 31, 2022

Page 2 of 24 Table of Contents Financial Information: Consolidated Balance Sheets ..................................................................................... 3 Consolidated Statements of Income and Comprehensive Income ............................ 4 Reconciliations of GAAP to Non-GAAP Measures .................................................. 5 Consolidated Statements of Cash Flows.................................................................... 7 Same Property Portfolio Analysis ............................................................................. 8 Additional Financial Information .............................................................................. 9 Financial Statistics ..................................................................................................... 10 Capital Deployment: Development and Value-Add Properties Summary .................................................. 11 Development and Value-Add Properties Transferred to Real Estate Properties ....... 12 Acquisitions and Dispositions ................................................................................... 13 Real Estate Improvements and Leasing Costs ........................................................... 14 Property Information: Leasing Statistics and Occupancy Summary ............................................................. 15 Core Market Operating Statistics............................................................................... 16 Lease Expiration Summary ........................................................................................ 17 Top 10 Customers by Annualized Base Rent ............................................................ 18 Capitalization: Debt and Equity Market Capitalization ..................................................................... 19 Continuous Common Equity Program....................................................................... 20 Debt-to-EBITDAre Ratios ......................................................................................... 21 Other Information: Outlook for 2022 ........................................................................................................ 22 Glossary of REIT Terms ............................................................................................ 23 FORWARD-LOOKING STATEMENTS The statements and certain other information contained herein, which can be identified by the use of forward-looking terminology such as “may,” “will,” “seek,” “expects,” “anticipates,” “believes,” “targets,” “intends,” “should,” “estimates,” “could,” “continue,” “assume,” “projects,” “goals” or “plans” and variations of such words or similar expressions or the negative of such words, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These forward-looking statements reflect the current views of EastGroup Properties, Inc. (the “Company” or “EastGroup”) about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to the Company and on assumptions it has made. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions, expectations or strategies will be attained or achieved. Furthermore, these forward-looking statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to: international, national, regional and local economic conditions; the duration and extent of the impact of the coronavirus (“COVID-19”) pandemic, including any COVID-19 variants or the efficacy or availability of COVID-19 vaccines, on our business operations or the business operations of our tenants (including their ability to timely make rent payments) and the economy generally; disruption in supply and delivery chains; construction costs could increase as a result of inflation impacting the cost to develop properties; increase in interest rates and ability to raise equity capital on attractive terms; financing risks, including the risks that our cash flows from operations may be insufficient to meet required payments of principal and interest, and we may be unable to refinance our existing debt upon maturity or obtain new financing on attractive terms or at all; our ability to retain our credit agency ratings; our ability to comply with applicable financial covenants; the competitive environment in which the Company operates; fluctuations of occupancy or rental rates; potential defaults (including bankruptcies or insolvency) on or non-renewal of leases by tenants, or our ability to lease space at current or anticipated rents, particularly in light of the significant uncertainty as to the conditions under which current or potential tenants will be able to operate physical locations in the future; potential changes in the law or governmental regulations and interpretations of those laws and regulations, including changes in real estate laws or REIT or corporate income tax laws, and potential increases in real property tax rates; our ability to maintain our qualification as a REIT; acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections; natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes; pandemics, epidemics or other public health emergencies, such as the outbreak of COVID-19; the terms of governmental regulations that affect us and interpretations of those regulations, including the costs of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates; credit risk in the event of non-performance by the counterparties to our interest rate swaps; the discontinuation of London Interbank Offered Rate; lack of or insufficient amounts of insurance; litigation, including costs associated with prosecuting or defending claims and any adverse outcomes; our ability to attract and retain key personnel; risks related to the failure, inadequacy or interruption of our data security systems and processes; the consequences of future terrorist attacks or civil unrest; and environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us. All forward-looking statements should be read in light of the risks identified in Part I, Item 1A. Risk Factors within the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and in its subsequent Quarterly Reports on Form 10-Q. The Company assumes no obligation to update publicly any forward-looking statements, including its Outlook for 2022, whether as a result of new information, future events or otherwise.

Page 3 of 24 Consolidated Balance Sheets (In thousands, except share and per share data) (Unaudited) March 31, 2022 December 31, 2021 ASSETS Real estate properties 3,637,496$ 3,546,711 Development and value-add properties 549,584 504,614 4,187,080 4,051,325 Less accumulated depreciation (1,061,190) (1,035,617) 3,125,890 3,015,708 Real estate assets held for sale - 5,695 Unconsolidated investment 7,598 7,320 Cash 5,718 4,393 Other assets 205,529 182,220 TOTAL ASSETS 3,344,735$ 3,215,336 LIABILITIES AND EQUITY LIABILITIES Unsecured bank credit facilities, net of debt issuance costs 195,317$ 207,066 Unsecured debt, net of debt issuance costs 1,267,084 1,242,570 Secured debt, net of debt issuance costs 2,115 2,142 Accounts payable and accrued expenses 126,708 109,760 Other liabilities 79,122 82,338 Total Liabilities 1,670,346 1,643,876 EQUITY Stockholders' Equity: Common shares; $0.0001 par value; 70,000,000 shares authorized; 41,680,414 shares issued and outstanding at March 31, 2022 and 41,268,846 at December 31, 2021 4 4 Excess shares; $0.0001 par value; 30,000,000 shares authorized; no shares issued - - Additional paid-in capital 1,956,328 1,886,820 Distributions in excess of earnings (300,429) (318,056) Accumulated other comprehensive income 17,130 1,302 Total Stockholders' Equity 1,673,033 1,570,070 Noncontrolling interest in joint ventures 1,356 1,390 Total Equity 1,674,389 1,571,460 TOTAL LIABILITIES AND EQUITY 3,344,735$ 3,215,336

Page 4 of 24 Consolidated Statements of Income and Comprehensive Income (In thousands, except per share data) (Unaudited) 2022 2021 REVENUES Income from real estate operations 112,952$ 97,917 Other revenue 22 14 112,974 97,931 EXPENSES Expenses from real estate operations 31,064 27,820 Depreciation and amortization 36,341 30,313 General and administrative 4,310 4,036 Indirect leasing costs 175 330 71,890 62,499 OTHER INCOME (EXPENSE) Interest expense (8,110) (8,276) Gain on sales of real estate investments 30,352 - Other 278 201 NET INCOME 63,604 27,357 Net income attributable to noncontrolling interest in joint ventures (24) (18) NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS 63,580 27,339 Other comprehensive income - interest rate swaps 15,828 8,214 TOTAL COMPREHENSIVE INCOME 79,408$ 35,553 BASIC PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 1.54$ 0.69 Weighted average shares outstanding 41,246 39,673 DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 1.54$ 0.69 Weighted average shares outstanding 41,359 39,765 March 31, Three Months Ended

Page 5 of 24 Reconciliations of GAAP to Non-GAAP Measures (In thousands, except per share data) (Unaudited) 2022 2021 NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS 63,580$ 27,339 Depreciation and amortization 36,341 30,313 Company's share of depreciation from unconsolidated investment 31 34 Depreciation and amortization from noncontrolling interest (3) - Gain on sales of real estate investments (30,352) - FUNDS FROM OPERATIONS ("FFO") ATTRIBUTABLE TO COMMON STOCKHOLDERS 69,597$ 57,686 NET INCOME 63,604$ 27,357 Interest expense (1) 8,110 8,276 Depreciation and amortization 36,341 30,313 Company's share of depreciation from unconsolidated investment 31 34 EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION ("EBITDA") 108,086 65,980 Gain on sales of real estate investments (30,352) - EBITDA FOR REAL ESTATE ("EBITDAre") 77,734$ 65,980 DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 1.54$ 0.69 FFO attributable to common stockholders 1.68$ 1.45 Weighted average shares outstanding for EPS and FFO purposes 41,359 39,765 (1) Net of capitalized interest of $2,244 and $2,237 for the three months ended March 31, 2022 and 2021, respectively. Three Months Ended March 31,

Page 6 of 24 Reconciliations of GAAP to Non-GAAP Measures (Continued) (In thousands) (Unaudited) 2022 2021 NET INCOME 63,604$ 27,357 Gain on sales of real estate investments (30,352) - Interest income - (1) Other revenue (22) (14) Indirect leasing costs 175 330 Depreciation and amortization 36,341 30,313 Company's share of depreciation from unconsolidated investment 31 34 Interest expense (1) 8,110 8,276 General and administrative expense (2) 4,310 4,036 Noncontrolling interest in PNOI of consolidated joint ventures (21) (15) PROPERTY NET OPERATING INCOME ("PNOI") 82,176 70,316 PNOI from 2021 acquisitions (2,404) - PNOI from 2021 and 2022 development and value-add properties (6,880) (1,332) PNOI from 2021 and 2022 operating property dispositions (8) (700) Other PNOI 11 (54) SAME PNOI (Straight-Line Basis) 72,895 68,230 Net lease termination fee income from same properties (227) (576) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Straight-Line Basis) 72,668 67,654 Straight-line rent adjustments for same properties (912) (1,451) Acquired leases — market rent adjustment amortization for same properties (117) (192) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Cash Basis) 71,639$ 66,011 March 31, (1) Net of capitalized interest of $2,244 and $2,237 for the three months ended March 31, 2022 and 2021, respectively. (2) Net of capitalized development costs of $2,469 and $1,689 for the three months ended March 31, 2022 and 2021, respectively. Three Months Ended

Page 7 of 24 Consolidated Statements of Cash Flows (In thousands) (Unaudited) P 2022 2021 OPERATING ACTIVITIES Net income 63,604$ 27,357 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 36,341 30,313 Stock-based compensation expense 1,903 1,597 Gain on sales of real estate investments (30,352) - Changes in operating assets and liabilities: Accrued income and other assets 1,372 577 Accounts payable, accrued expenses and prepaid rent 9,380 18,842 Other 16 136 NET CASH PROVIDED BY OPERATING ACTIVITIES 82,264 78,822 INVESTING ACTIVITIES Development and value-add properties (127,112) (47,539) Real estate improvements (9,840) (9,128) Net proceeds from sales of real estate investments 38,133 - Leasing commissions (9,344) (6,687) Changes in accrued development costs 4,494 870 Changes in other assets and other liabilities (10,476) (1,435) NET CASH USED IN INVESTING ACTIVITIES (114,145) (63,919) FINANCING ACTIVITIES Proceeds from unsecured bank credit facilities 217,290 96,798 Repayments on unsecured bank credit facilities (229,187) (129,480) Proceeds from unsecured debt 100,000 50,000 Repayments on unsecured debt (75,000) - Repayments on secured debt (23) (42,263) Debt issuance costs (648) (223) Distributions paid to stockholders (not including dividends accrued) (46,033) (31,863) Proceeds from common stock offerings 74,179 46,427 Other (7,372) (4,252) NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES 33,206 (14,856) INCREASE IN CASH AND CASH EQUIVALENTS 1,325 47 CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD 4,393 21 CASH AND CASH EQUIVALENTS AT END OF PERIOD 5,718$ 68 SUPPLEMENTAL CASH FLOW INFORMATION Cash paid for interest, net of amounts capitalized of $2,244 and $2,237 for 2022 and 2021, respectively 5,476$ 6,503 Cash paid for operating lease liabilities 515 375 NON-CASH OPERATING ACTIVITY Operating lease liabilities arising from obtaining right of use assets -$ 348 Three Months Ended March 31,

Page 8 of 24 Same Property Portfolio Analysis (In thousands) (Unaudited) 2022 2021 % Change Same Property Portfolio (1) Square feet as of period end 43,391 43,391 Average occupancy 97.8% 97.1% 0.7% Occupancy as of period end 97.9% 97.3% 0.6% Same Property Portfolio Analysis (Cash Basis) (1) Income from real estate operations 100,042$ 93,622 6.9% Less cash received for lease terminations (227) (673) Income excluding lease termination income 99,815 92,949 7.4% Expenses from real estate operations (28,176) (26,938) 4.6% PNOI excluding income from lease terminations 71,639$ 66,011 8.5% Same Property Portfolio Analysis (Straight-Line Basis) (1) Income from real estate operations 101,071$ 95,168 6.2% Less cash received for lease terminations (227) (673) Add straight-line rent write-offs for lease terminations - 97 Income excluding lease termination income 100,844 94,592 6.6% Expenses from real estate operations (28,176) (26,938) 4.6% PNOI excluding income from lease terminations 72,668$ 67,654 7.4% (1) Includes properties which were included in the operating portfolio for the entire period of 1/1/21 through 3/31/22. March 31, Three Months Ended

Page 9 of 24 Additional Financial Information (In thousands) (Unaudited) 2022 2021 SELECTED INCOME STATEMENT INFORMATION Straight-line rent income adjustment 2,440$ 1,867 Recoveries of uncollectible straight-line rent 29 200 Net straight-line rent adjustment 2,469 2,067 Cash received for lease terminations 1,394 673 Less straight-line rent write-offs - (97) Net lease termination fee income 1,394 576 Recoveries (reserves) of uncollectible cash rent 77 (122) Stock-based compensation expense (1,903) (1,597) Debt issuance costs amortization (310) (341) Indirect leasing costs (175) (330) Acquired leases - market rent adjustment amortization 845 229 2022 2021 WEIGHTED AVERAGE COMMON SHARES Weighted average common shares 41,246 39,673 BASIC SHARES FOR EARNINGS PER SHARE ("EPS") 41,246 39,673 Potential common shares: Unvested restricted stock 113 92 DILUTED SHARES FOR EPS AND FFO 41,359 39,765 March 31, Three Months Ended Three Months Ended March 31, (Items below represent increases or (decreases) in FFO)

EASTGROUP PROPERTIES

Financial Statistics
($ in thousands, except per share data)
(Unaudited)

		Quarter Ended 3/31/2022	Years Ended 2021	2020	2019	2018
ASSETS/MARKET CAPITALIZATION						
Assets	$	3,344,735	3,215,336	2,720,803	2,546,078	2,131,705
Equity Market Capitalization		8,472,795	9,403,107	5,477,783	5,164,306	3,348,269
Total Market Capitalization (Debt and Equity) [1]		9,942,236	10,859,473	6,791,879	6,350,438	4,458,037
Shares Outstanding - Common		41,680,414	41,268,846	39,676,828	38,925,953	36,501,356
Price per share	$	203.28	227.85	138.06	132.67	91.73
FFO CHANGE						
FFO per diluted share [2]	$	1.68	6.09	5.38	4.98	4.66
Change compared to same period prior year		15.9%	13.2%	8.0%	6.9%	9.6%
COMMON DIVIDEND PAYOUT RATIO						
Dividend distribution	$	1.10	3.58	3.08	2.94	2.72
FFO per diluted share [2]		1.68	6.09	5.38	4.98	4.66
Dividend payout ratio		65%	59%	57%	59%	58%
COMMON DIVIDEND YIELD						
Dividend distribution	$	1.10	3.58	3.08	2.94	2.72
Price per share		203.28	227.85	138.06	132.67	91.73
Dividend yield		2.16%	1.57%	2.23%	2.22%	2.97%
FFO MULTIPLE						
FFO per diluted share [2]	$	1.68	6.09	5.38	4.98	4.66
Price per share		203.28	227.85	138.06	132.67	91.73
Multiple		30.25	37.41	25.66	26.64	19.68
INTEREST & FIXED CHARGE COVERAGE RATIO						
EBITDAre	$	77,734	278,959	245,669	221,517	200,788
Interest expense		8,110	32,945	33,927	34,463	35,106
Interest and fixed charge coverage ratio		9.58	8.47	7.24	6.43	5.72
DEBT-TO-EBITDAre RATIO						
Debt	$	1,464,516	1,451,778	1,310,895	1,182,602	1,105,787
EBITDAre		77,734	278,959	245,669	221,517	200,788
Debt-to-EBITDAre ratio		4.71	5.20	5.34	5.34	5.51
Adjusted debt-to-pro forma EBITDAre ratio		3.41	3.83	4.43	3.92	4.73
DEBT-TO-TOTAL MARKET CAPITALIZATION [1]		14.8%	13.4%	19.3%	18.7%	24.9%

ISSUER RATINGS [3]	Issuer Rating	Outlook
Moody's Investors Service	Baa2	Stable

[1] Before deducting unamortized debt issuance costs.

[2] In connection with the Company's adoption of the Nareit Funds from Operations White Paper - 2018 Restatement, the Company now excludes from FFO the gains and losses on sales of non-operating real estate and assets incidental to the Company's business and therefore, adjusted the prior years' results to conform to the updated definition of FFO.

[3] A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

Page 10 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Summary

($ in thousands)
(Unaudited)

		Square Feet (SF)	Costs Incurred 1st Qtr 2022	Costs Incurred Cumulative at 3/31/22	Projected Total Costs	Anticipated Conversion Date [1]	% Leased 4/25/22	
Lease-up								
Access Point 2 [2]	Greenville, SC	159,000	$ 63	11,694	13,400	05/22	100%	
Grand Oaks 75 3	Tampa. FL	136,000	363	10,555	12,700	06/22	100%	
Siempre Viva 3-6 [2]	San Diego, CA	547,000	26	132,714	135,600	06/22	91%	
Horizon West 2 & 3	Orlando, FL	210,000	1,034	18,224	21,400	09/22	76%	
Cypress Preserve 1 & 2 [2]	Houston, TX	516,000	53,409	53,409	57,800	03/23	50%	
Total Lease-up		1,568,000	54,895	226,596	240,900		77%	Wgt Avg %
Lease-Up: Projected Stabilized Yield [3]		**5.5%**						
Under Construction								
CreekView 9 & 10	Dallas, TX	145,000	1,881	13,217	17,200	07/22	100%	
SunCoast 12	Fort Myers, FL	79,000	1,319	5,497	9,300	07/22	100%	
Gateway 3	Miami, FL	133,000	2,768	15,934	19,400	08/22	100%	
Steele Creek 8	Charlotte, NC	72,000	3,169	5,897	8,400	08/22	100%	
Ridgeview 3	San Antonio, TX	88,000	1,354	7,158	9,700	10/22	100%	
World Houston 47	Houston, TX	139,000	5,901	5,901	19,100	12/22	100%	
Basswood 1 & 2	Fort Worth, TX	237,000	2,580	17,809	22,900	01/23	100%	
Tri-County Crossing 5	San Antonio, TX	105,000	1,931	7,531	10,300	04/23	28%	
Americas Ten 2	El Paso, TX	168,000	3,366	12,466	14,100	05/23	100%	
Grand West Crossing 1	Houston, TX	121,000	3,366	12,235	15,700	05/23	0%	
45 Crossing	Austin, TX	177,000	3,811	20,871	26,200	06/23	83%	
Grand Oaks 75 4	Tampa. FL	185,000	5,407	11,785	17,900	06/23	0%	
Tri-County Crossing 6	San Antonio, TX	124,000	2,814	6,596	9,900	06/23	72%	
LakePort 4 & 5	Dallas, TX	177,000	2,495	10,433	22,400	08/23	0%	
McKinney 3 & 4	Dallas, TX	212,000	5,191	15,629	26,300	08/23	0%	
Arlington Tech 3	Fort Worth, TX	77,000	2,939	2,939	10,300	10/23	0%	
Horizon West 4	Orlando, FL	295,000	10,599	10,599	28,700	10/23	0%	
I-20 West Business Center	Atlanta, GA	155,000	1,429	4,393	14,200	10/23	0%	
SunCoast 11	Fort Myers, FL	79,000	2,658	2,658	9,900	10/23	0%	
Hillside 1	Greenville, SC	122,000	815	815	11,600	12/23	0%	
Steele Creek 11 & 12	Charlotte, NC	241,000	3,141	3,141	24,300	01/24	26%	
Total Under Construction		3,131,000	68,934	193,504	347,800		44%	Wgt Avg %
Under Construction: Projected Stabilized Yield [3]		**6.7%**					55%	Wgt Avg %
Development: Projected Stabilized Yield [3]		**6.8%**						
Value-Add: Projected Stabilized Yield [3]		**4.7%**						

Prospective Development	Acres	Projected SF	1st Qtr 2022	Cumulative at 3/31/22
Phoenix, AZ	50	655,000	14,511	14,511
Fort Myers, FL [4]	36	464,000	(701)	7,597
Miami, FL	17	243,000	1,002	15,333
Orlando, FL [4]	83	983,000	(5,923)	20,315
Tampa, FL	2	32,000	-	825
Atlanta, GA	64	580,000	257	5,315
Jackson, MS	3	28,000	-	706
Charlotte, NC [4]	158	1,146,000	(2,564)	12,540
Greenville, SC [4]	38	278,000	(548)	1,188
Austin, TX	22	274,000	907	7,338
Dallas, TX	26	172,000	108	8,506
Fort Worth, TX [4]	44	575,000	(1,760)	13,567
Houston, TX [4]	84	1,154,000	(3,821)	21,012
San Antonio, TX	6	55,000	13	731
Total Prospective Development	633	6,639,000	1,481	129,484
Total Development and Value-Add Properties	633	11,338,000	$ 125,310	549,584

(1) Development properties will transfer to the operating portfolio at the earlier of 90% occupancy or one year after shell completion. Value-add properties will transfer at the earlier of 90% occupancy or one year after acquisition.

(2) These value-add projects were acquired by EastGroup.

(3) Weighted average yield based on estimated annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

(4) Negative amounts represent land inventory costs transferred to *Under Construction*.

Page 11 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Transferred to Real Estate Properties

($ in thousands)
(Unaudited)

			Costs Incurred			
		Square Feet (SF)	1st Qtr 2022	Cumulative at 3/31/22	Conversion Date	% Leased 4/25/22
1st Quarter						
Access Point 1 (1)	Greenville, SC	156,000	$ 355	12,877	01/22	100%
Speed Distribution Center	San Diego, CA	519,000	5,130	72,948	03/22	100%
		675,000	$ 5,485	85,825		
Projected Stabilized Yield (2)		**7.0%**				100% Wgt Avg %

(1) This value-add project was acquired by EastGroup.

(2) Weighted average yield based on estimated annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

Page 12 of 24

Page 13 of 24 Acquisitions and Dispositions Through March 31, 2022 ($ in thousands) (Unaudited) Date Property Name Location Size Purchase Price (1) 1st Quarter 02/14/22 Gateway Interchange Land Phoenix, AZ 50.2 Acres 13,588$ 03/28/22 Cypress Preserve 1 & 2 Houston, TX 516,000 SF 54,462 (2) 516,000 SF Total Acquisitions 50.2 Acres 68,050$ Date Property Name Location Size Gross Sales Price 1st Quarter 01/06/22 Metro Business Park Phoenix, AZ 189,000 SF 33,510$ 26,971 (3) 03/31/22 Cypress Creek Business Park Fort Lauderdale, FL 56,000 SF 5,600 3,381 (3) Total Dispositions 245,000 SF 39,110$ 30,352 (3) Included in Gain on sales of real estate investments on the Consolidated Statements of Income and Comprehensive Income; not included in FFO. DISPOSITIONS ACQUISITIONS (2) Value-add property acquisition; included in Development and value-add properties on the Consolidated Balance Sheets. (1) Represents acquisition price plus closing costs. Realized Gain

Page 14 of 24 Real Estate Improvements and Leasing Costs (In thousands) (Unaudited) REAL ESTATE IMPROVEMENTS 2022 2021 Upgrade on acquisitions 278$ 45 Tenant improvements: New tenants 3,456 2,642 Renewal tenants 710 677 Other: Building improvements 2,569 1,783 Roofs 1,151 3,015 Parking lots 236 262 Other 326 161 TOTAL REAL ESTATE IMPROVEMENTS (1) 8,726$ 8,585 CAPITALIZED LEASING COSTS (Principally Commissions) Development and value-add 4,286$ 2,828 New tenants 3,586 4,347 Renewal tenants 3,401 1,954 TOTAL CAPITALIZED LEASING COSTS (2)(3) 11,273$ 9,129 (1) Reconciliation of Total Real Estate Improvements to Real Estate Improvements on the Consolidated Statements of Cash Flows: 2022 2021 Total Real Estate Improvements 8,726$ 8,585 Change in real estate property payables (192) 292 Change in construction in progress 1,306 251 9,840$ 9,128 (2) Included in Other Assets on the Consolidated Balance Sheets. (3) Reconciliation of Total Capitalized Leasing Costs to Leasing Commissions on the Consolidated Statements of Cash Flows: 2022 2021 Total Capitalized Leasing Costs 11,273$ 9,129 Change in leasing commissions payables (1,929) (2,442) 9,344$ 6,687 Three Months Ended March 31, Three Months Ended Three Months Ended March 31, Leasing Commissions on the Consolidated Statements of Cash Flows March 31, Real Estate Improvements on the Consolidated Statements of Cash Flows

Page 15 of 24 Leasing Statistics and Occupancy Summary (Unaudited) Three Months Ended Number of Square Feet Weighted Rental Change Rental Change PSF Tenant PSF Leasing PSF Total March 31, 2022 Leases Signed Signed Average Term Straight-Line Basis Cash Basis Improvement (1) Commission (1) Leasing Cost (1) (In Thousands) (In Years) New Leases (2) 46 1,099 5.6 36.7% 27.1% 4.17$ 3.27$ 7.44$ Renewal Leases 60 1,454 4.8 30.8% 16.3% 0.90 2.32 3.22 Total/Weighted Average 106 2,553 5.1 33.5% 21.1% 2.31$ 2.73$ 5.04$ Per Year 0.45$ 0.54$ 0.99$ Weighted Average Retention (3) 64.9% 03/31/22 12/31/21 09/30/21 06/30/21 03/31/21 Percentage Leased 98.8% 98.7% 98.8% 98.3% 98.3% Percentage Occupied 97.9% 97.4% 97.6% 96.8% 97.2% (1) Per square foot (PSF) amounts represent total amounts for the life of the lease, except as noted for the Per Year amounts. (2) Does not include leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. (3) Calculated as square feet of renewal leases signed during the quarter / square feet of leases expiring during the quarter (not including early terminations or bankruptcies).

EASTGROUP PROPERTIES

Core Market Operating Statistics
March 31, 2022
(Unaudited)

	Total Square Feet of Properties	% of Total Annualized Base Rent [1]	% Leased	% Occupied	Lease Expirations in Square Feet 2022 [2]	Lease Expirations in Square Feet 2023	Same Property PNOI Change (excluding income from lease terminations) QTR Straight-Line Basis	Same Property PNOI Change (excluding income from lease terminations) QTR Cash Basis [4]	Rental Change New and Renewal Leases [3] QTR Straight-Line Basis	Rental Change New and Renewal Leases [3] QTR Cash Basis [4]
Florida										
Tampa	4,212,000	7.8%	97.9%	93.7%	370,000	845,000	1.6%	2.8%	37.4%	18.4%
Orlando	3,685,000	7.8%	97.9%	97.9%	477,000	510,000	4.8%	6.2%	39.6%	20.4%
Jacksonville	2,273,000	3.8%	100.0%	100.0%	567,000	414,000	9.3%	7.1%	22.8%	11.4%
Miami/Fort Lauderdale	1,601,000	3.8%	100.0%	99.0%	57,000	233,000	7.9%	9.7%	50.3%	42.2%
Fort Myers	626,000	1.6%	100.0%	100.0%	63,000	105,000	-0.8%	0.9%	18.4%	5.0%
	12,397,000	**24.8%**	**98.7%**	**97.1%**	**1,534,000**	**2,107,000**	**4.5%**	**5.4%**	**38.8%**	**21.0%**
Texas										
Houston	6,134,000	11.8%	95.6%	95.3%	665,000	897,000	-2.6%	-4.4%	23.6%	5.6%
Dallas	4,717,000	9.3%	99.6%	98.9%	219,000	645,000	7.4%	10.9%	16.1%	32.5%
San Antonio	4,093,000	8.5%	99.4%	97.6%	274,000	677,000	3.3%	3.2%	21.7%	11.7%
Austin	1,146,000	3.1%	100.0%	99.1%	107,000	188,000	1.5%	1.7%	95.0%	70.0%
El Paso	957,000	1.5%	100.0%	100.0%	88,000	144,000	3.9%	4.6%	53.3%	36.6%
Fort Worth	794,000	1.6%	100.0%	100.0%	41,000	129,000	28.5%	44.7%	N/A	N/A
	17,841,000	**35.8%**	**98.2%**	**97.5%**	**1,394,000**	**2,680,000**	**3.0%**	**3.5%**	**26.2%**	**20.7%**
California										
Los Angeles [5]	2,484,000	8.1%	100.0%	100.0%	68,000	177,000	19.8%	24.8%	19.8%	8.9%
San Francisco	1,045,000	3.3%	100.0%	100.0%	37,000	-	22.2%	38.9%	80.3%	51.5%
San Diego [5]	1,386,000	4.7%	100.0%	100.0%	-	142,000	60.6%	39.9%	N/A	N/A
Fresno	398,000	0.6%	96.4%	96.4%	136,000	59,000	18.5%	16.1%	N/A	N/A
	5,313,000	**16.7%**	**99.7%**	**99.7%**	**241,000**	**378,000**	**27.3%**	**30.4%**	**54.5%**	**33.3%**
Arizona										
Phoenix	2,851,000	5.9%	100.0%	100.0%	93,000	429,000	6.1%	6.5%	26.3%	14.8%
Tucson	848,000	1.6%	100.0%	99.4%	-	83,000	6.5%	26.0%	18.7%	11.6%
	3,699,000	**7.5%**	**100.0%**	**99.9%**	**93,000**	**512,000**	**6.2%**	**10.6%**	**26.0%**	**14.7%**
Other Core										
Charlotte	3,569,000	5.9%	100.0%	96.8%	436,000	717,000	2.8%	0.3%	23.9%	6.9%
Atlanta	1,312,000	2.4%	100.0%	100.0%	41,000	30,000	6.7%	27.2%	26.2%	19.2%
Denver	886,000	2.2%	96.6%	95.1%	113,000	69,000	4.9%	4.6%	17.6%	7.6%
Las Vegas	754,000	2.0%	100.0%	100.0%	47,000	182,000	25.3%	21.9%	70.1%	45.8%
	6,521,000	**12.5%**	**99.5%**	**97.6%**	**637,000**	**998,000**	**7.1%**	**7.8%**	**33.9%**	**17.6%**
Total Core Markets	**45,771,000**	**97.3%**	**98.9%**	**97.8%**	**3,899,000**	**6,675,000**	**7.6%**	**8.7%**	**33.5%**	**21.1%**
Total Other Markets	**1,604,000**	**2.7%**	**98.5%**	**98.5%**	**125,000**	**179,000**	**0.8%**	**2.9%**	**24.7%**	**16.5%**
Total Operating Properties	**47,375,000**	**100.0%**	**98.8%**	**97.9%**	**4,024,000**	**6,854,000**	**7.4%**	**8.5%**	**33.5%**	**21.1%**

(1) Based on the Annualized Base Rent as of the reporting period for occupied square feet (without S/L Rent).
(2) Square Feet expiring during the remainder of the year, including month-to-month leases.
(3) Does not include leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup.
(4) Excludes straight-line rent adjustments and amortization of above/below market rent intangibles.
(5) Includes the Company's share of its less-than-wholly-owned real estate investments.

Page 16 of 24

EASTGROUP PROPERTIES

Lease Expiration Summary
Total Square Feet of Operating Properties Based On Leases Signed Through March 31, 2022
($ in thousands)
(Unaudited)

LEASE EXPIRATION	Square Footage of Leases Expiring	% of Total SF	Annualized Current Base Rent of Leases Expiring (without S/L Rent)	% of Total Base Rent of Leases Expiring (without S/L Rent)
Vacancy	552,000	1.2%	$ -	0.0%
2022 - remainder of year [(1)]	4,024,000	8.4%	26,681	8.3%
2023	6,854,000	14.5%	45,788	14.1%
2024	7,622,000	16.1%	52,171	16.1%
2025	6,653,000	14.0%	47,275	14.6%
2026	7,732,000	16.3%	56,647	17.5%
2027	5,685,000	12.0%	39,186	12.1%
2028	2,460,000	5.2%	17,424	5.4%
2029	2,267,000	4.8%	11,781	3.6%
2030	600,000	1.3%	4,850	1.5%
2031 and beyond	2,926,000	6.2%	21,935	6.8%
TOTAL	47,375,000	100.0%	$ 323,738	100.0%

(1) Includes month-to-month leases.

Page 17 of 24

EASTGROUP PROPERTIES

Top 10 Customers by Annualized Base Rent
As of March 31, 2022
(Unaudited)

Customer	# of Leases	Location	Total SF Leased	% of Total Portfolio	% of Total Annualized Base Rent [1]
1 **Amazon**	2	San Diego, CA	710,000		
	1	San Antonio, TX	57,000		
	1	Tucson, AZ	10,000		
				1.6%	2.4%
2 **REPET, Inc.**	1	Los Angeles, CA	300,000	0.6%	1.0%
3 **Starship Logistics LLC**	1	Los Angeles, CA	262,000	0.6%	1.0%
4 **FedEx Corp.**	1	Dallas, TX	157,000		
	1	Fort Myers, FL	63,000		
	1	San Diego, CA	51,000		
	1	Fort Lauderdale, FL	50,000		
	1	Jackson, MS	6,000		
				0.7%	0.8%
5 **The Chamberlain Group**	2	Tucson, AZ	350,000		
	1	Charlotte, NC	11,000		
				0.8%	0.8%
6 **Consolidated Electrical Distributors**	2	San Antonio, TX	97,000		
	1	San Francisco, CA	84,000		
	2	Orlando, FL	78,000		
	1	Charlotte, NC	28,000		
				0.6%	0.7%
7 **Novolex Holdings, LLC**	1	Los Angeles, CA	286,000	0.6%	0.7%
8 **Essendant Co.**	1	Orlando, FL	404,000	0.9%	0.7%
9 **Mattress Firm**	1	Houston, TX	202,000		
	1	Tampa, FL	109,000		
	1	Jacksonville, FL	49,000		
	1	Fort Myers, FL	25,000		
				0.8%	0.7%
10 **Oceaneering International, Inc.**	3	Orlando, FL	259,000	0.5%	0.6%
	29		3,648,000	7.7%	9.4%

[1] Calculation: Customer Annualized Base Rent as of 3/31/22 (without S/L Rent) / Total Annualized Base Rent (without S/L Rent).

Page 18 of 24

EASTGROUP PROPERTIES

Debt and Equity Market Capitalization
March 31, 2022
($ in thousands, except per share data)
(Unaudited)

	Remainder of 2022	2023	2024	2025	2026	2027 and Beyond	Total	Average Years to Maturity
Unsecured debt (fixed rate) [1]	$ -	115,000	120,000	145,000	140,000	750,000	1,270,000	5.8
Weighted average interest rate	-	*2.96%*	*3.47%*	*3.12%*	*2.57%*	*3.00%*	*3.01%*	
Secured debt (fixed rate)	87	119	122	128	1,672	-	2,128	4.0
Weighted average interest rate	*3.85%*	*3.85%*	*3.85%*	*3.85%*	*3.85%*	-	*3.85%*	
Total unsecured debt and secured debt	**$ 87**	**115,119**	**120,122**	**145,128**	**141,672**	**750,000**	**1,272,128**	5.8
Weighted average interest rate	*3.85%*	*2.96%*	*3.47%*	*3.12%*	*2.58%*	*3.00%*	*3.01%*	

Unsecured debt and secured debt (fixed rate)	$ 1,272,128
Unsecured bank credit facilities (variable rate)	
$50MM Line - 1.227% - matures 7/30/2025	14,313
$425MM Line - 1.168% - matures 7/30/2025	183,000
Total carrying amount of debt	**$ 1,469,441**
Total unamortized debt issuance costs	(4,925)
Total debt, net of unamortized debt issuance costs	**$ 1,464,516**
Equity market capitalization	
Shares outstanding - common	41,680,414
Price per share at quarter end	$ 203.28
Total equity market capitalization	**$ 8,472,795**
Total market capitalization (debt and equity) [2]	**$ 9,942,236**
Total debt / total market capitalization [2]	**14.8%**

[1] These loans have a fixed interest rate or an effectively fixed interest rate due to interest rate swaps.
[2] Before deducting unamortized debt issuance costs.

Page 19 of 24

Page 20 of 24 Continuous Common Equity Program Through March 31, 2022 ($ in thousands, except per share data) (Unaudited) Shares Issued and Sold (1) Average Sales Price (Per Share) Gross Proceeds Offering-Related Fees and Expenses Net Proceeds 1st Quarter 385,538 194.53$ 75,000$ (821)$ 74,179$ (1) As of April 26, 2022, the Company had common shares with an aggregate gross sales price of $306.9 million authorized and remaining for issuance under its continuous common equity program.

Page 21 of 24 Debt-to-EBITDAre Ratios ($ in thousands) (Unaudited) Quarter Ended Years Ended December 31, March 31, 2022 2021 2020 2019 2018 EBITDAre 77,734$ 278,959$ 245,669 221,517 200,788 Debt 1,464,516 1,451,778 1,310,895 1,182,602 1,105,787 DEBT-TO-EBITDAre RATIO 4.71 5.20 5.34 5.34 5.51 EBITDAre 77,734$ 278,959$ 245,669 221,517 200,788 Adjust for acquisitions as if owned for entire period - 4,213 1,906 5,590 1,909 Adjust for development and value-add properties in lease-up or under construction (1,173) (700) (1,327) (2,072) (304) Adjust for properties sold during the period (7) (1,517) (1,081) (3,812) (474) Pro Forma EBITDAre 76,554$ 280,955$ 245,167 221,223 201,919 Debt 1,464,516$ 1,451,778$ 1,310,895 1,182,602 1,105,787 Subtract development and value-add properties in lease-up or under construction (420,100) (376,611) (225,964) (315,794) (149,860) Adjusted Debt 1,044,416$ 1,075,167$ 1,084,931 866,808 955,927 ADJUSTED DEBT-TO-PRO FORMA EBITDAre RATIO 3.41 3.83 4.43 3.92 4.73

EASTGROUP PROPERTIES
Outlook for 2022
(Unaudited)

	Low Range		High Range	
	Q2 2022	Y/E 2022	Q2 2022	Y/E 2022
		(In thousands, except per share data)		
Net income attributable to common stockholders	$ 29,688	156,433	32,204	161,475
Depreciation and amortization	38,466	154,816	38,466	154,816
Gain on sales of real estate investments	-	(30,352)	-	(30,352)
Funds from operations attributable to common stockholders	$ 68,154	280,897	70,670	285,939
Diluted shares	41,935	42,018	41,935	42,018
Per share data (diluted):				
Net income attributable to common stockholders	$ 0.71	3.72	0.77	3.84
Funds from operations attributable to common stockholders	1.63	6.69	1.69	6.81

The following assumptions were used for the mid-point:

Metrics	Revised Guidance for Year 2022	Initial Guidance for Year 2022	Actual for Year 2021
FFO per share	$6.69 - $6.81	$6.56 - $6.70	$6.09
FFO per share increase over prior year	10.8%	8.9%	13.2%
Same PNOI growth: cash basis [1]	6.9% - 7.9%[2]	5.1% - 6.1%[2]	5.7%
Average month-end occupancy - operating portfolio	97.0% - 98.0%	96.5% - 97.5%	97.1%
Lease termination fee income	$1.5 million	$1.1 million	$1.4 million
Recoveries (reserves) of uncollectible rent (No identified bad debts for Q2-Q4)	($1.0 million)	($1.5 million)	$475,000
Development starts:			
Square feet	3.0 million	2.3 million	2.8 million
Projected total investment	$300 million	$250 million	$341 million
Value-add property acquisitions (Projected total investment)	$125 million	$46 million	$178 million
Operating property acquisitions	$30 million	$30 million	$108 million
Operating property dispositions (Potential gains on dispositions are not included in the projections)	$70 million	$70 million	$45 million
Unsecured debt closing in period	$400 million at 3.59% weighted average interest rate	$375 million at 3.20% weighted average interest rate	$175 million at 2.40% weighted average interest rate
Common stock issuances	$250 million	$120 million	$274 million
General and administrative expense	$17.2 million	$18.3 million	$15.7 million

(1) Excludes straight-line rent adjustments, amortization of market rent intangibles for acquired leases, and income from lease terminations.

(2) Includes properties which have been in the operating portfolio since 1/1/21 and are projected to be in the operating portfolio through 12/31/22; includes 43,273,000 square feet.

Page 22 of 24

Page 23 of 24 Glossary of REIT Terms Listed below are definitions of commonly used real estate investment trust (“REIT”) industry terms. For additional information on REITs, please see the National Association of Real Estate Investment Trusts (“Nareit”) web site at www.reit.com. Adjusted Debt-to-Pro Forma EBITDAre Ratio: A ratio calculated by dividing a company’s adjusted debt by its pro forma EBITDAre. Debt is adjusted by subtracting the cost of development and value-add properties in lease-up or under construction. EBITDAre is further adjusted by adding an estimate of NOI for significant acquisitions as if the acquired properties were owned for the entire period, and by subtracting NOI from development and value-add properties in lease-up or under construction and from properties sold during the period. The Adjusted Debt-to-Pro Forma EBITDAre Ratio is a non-GAAP financial measure used to analyze the Company’s financial condition and operating performance relative to its leverage, on an adjusted basis, so as to normalize and annualize property changes during the period. Cash Basis: The Company adjusts its GAAP reporting to exclude straight-line rent adjustments and amortization of market rent intangibles for acquired leases. The cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Debt-to-EBITDAre Ratio: A ratio calculated by dividing a company’s debt by its EBITDAre; this non-GAAP measure is used to analyze the Company’s financial condition and operating performance relative to its leverage. Debt-to-Total Market Capitalization Ratio: A ratio calculated by dividing a company’s debt by the total amount of a company’s equity (at market value) and debt. Earnings Before Interest Taxes Depreciation and Amortization for Real Estate (“EBITDAre”): In accordance with standards established by Nareit, EBITDAre is computed as Earnings, defined as Net Income, excluding gains or losses from sales of real estate investments and non-operating real estate, plus interest, taxes, depreciation and amortization. EBITDAre is a non- GAAP financial measure used to measure the Company’s operating performance and its ability to meet interest payment obligations and pay quarterly stock dividends on an unleveraged basis. Funds From Operations (“FFO”): FFO is the most commonly accepted reporting measure of a REIT’s operating performance, and the Company computes FFO in accordance with standards established by Nareit in the Nareit Funds from Operations White Paper — 2018 Restatement. It is equal to a REIT’s net income (loss) attributable to common stockholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains and losses from sales of real estate property (including other assets incidental to the Company’s business) and impairment losses, adjusted for real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure used to evaluate the performance of the Company’s investments in real estate assets and its operating results. FFO Excluding Gain on Casualties and Involuntary Conversion: A reporting measure calculated as FFO (as defined above), adjusted to exclude gain on casualties and involuntary conversion. The Company believes that the exclusion of gain on casualties and involuntary conversion presents a more meaningful comparison of operating performance. Industrial Properties: Generally consisting of four concrete walls tilted up on a slab of concrete. An internal office component is then added. Business uses include warehousing, distribution, light manufacturing and assembly, research and development, showroom, office, or a combination of some or all of the aforementioned. Leases Expiring and Renewal Leases Signed of Expiring Square Feet: Includes renewals during the period with terms commencing during the period and after the end of the period. Operating Land: Land with no buildings or improvements that generates income from leases with tenants; included in Real estate properties on the Consolidated Balance Sheets. Operating Properties: Stabilized real estate properties (land including buildings and improvements) in the Company’s operating portfolio; included in Real estate properties on the Consolidated Balance Sheets. Percentage Leased: The percentage of total leasable square footage for which there is a signed lease, including month-to-month leases, as of the close of the reporting period. Space is considered leased upon execution of the lease.

Page 24 of 24 Glossary of REIT Terms (Continued) Percentage Occupied: The percentage of total leasable square footage for which the lease term has commenced as of the close of the reporting period. Property Net Operating Income (“PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense) plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments. PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results. Real Estate Investment Trust: A company that owns and, in most cases, operates income-producing real estate such as apartments, shopping centers, offices, hotels and warehouses. Some REITs also engage in financing real estate. The shares of most REITs are freely traded, usually on a major stock exchange. To qualify as a REIT, a company must distribute at least 90 percent of its taxable income to its stockholders annually. A company that qualifies as a REIT is permitted to deduct dividends paid to its stockholders from its corporate taxable income. As a result, most REITs remit at least 100 percent of their taxable income to their stockholders and therefore owe no corporate federal income tax. Taxes are paid by stockholders on the dividends received. Most states honor this federal treatment and also do not require REITs to pay state income tax. Rental changes on new and renewal leases: Rental changes are calculated as the difference, weighted by square feet, of the annualized base rent due the first month of the new lease’s term and the annualized base rent of the rent due the last month of the former lease’s term. If free rent is given, then the first positive full rent value is used. Rental amounts exclude base stop amounts, holdover rent, and premium or discounted rent amounts. This calculation excludes leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. Same Properties: Operating properties owned during the entire current and prior year reporting periods. Properties developed or acquired are excluded until held in the operating portfolio for both the current and prior year reporting periods. Properties sold during the current or prior year reporting periods are excluded. The Same Property Pool includes properties which were included in the operating portfolio for the entire period from January 1, 2021 through March 31, 2022. Same Property Net Operating Income (“Same PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense), plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments, for the same properties owned by the Company during the entire current and prior year reporting periods. Same PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results on a same property basis. Same PNOI Excluding Income from Lease Terminations: Same PNOI (as defined above), adjusted to exclude income from lease terminations. The Company believes it is useful to evaluate Same PNOI Excluding Income from Lease Terminations on both a straight-line and cash basis. The straight-line basis is calculated by averaging the customers’ rent payments over the lives of the leases; GAAP requires the recognition of rental income on the straight-line basis. The cash basis excludes adjustments for straight-line rent and amortization of market rent intangibles for acquired leases; the cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Straight-Lining: The process of averaging the customer’s rent payments over the life of the lease. GAAP requires real estate companies to “straight-line” rents. Total Return: A stock’s dividend income plus capital appreciation/depreciation over a specified period as a percentage of the stock price at the beginning of the period. Value-Add Properties: Properties that are either acquired but not stabilized or can be converted to a higher and better use. Acquired properties meeting either of the following two conditions are considered value-add properties: (1) Less than 75% occupied as of the acquisition date (or will be less than 75% occupied within one year of acquisition date based on near term lease roll), or (2) 20% or greater of the acquisition cost will be spent to redevelop the property.